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                          SECURITIES AND EXCHANGE COMMISSION


                                WASHINGTON, D.C. 20549


                                -----------------------


                                       FORM 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 1997 (January
                                          14, 1997)


                                -----------------------


                           GRANITE BROADCASTING CORPORATION
                (Exact name of registrant as specified in its charter)


        DELAWARE                       0-19728                 13-3458782
(State or other jurisdiction         (Commission              (IRS Employer
   of incorporation)                 File Number)          Identification No.)


                             767 THIRD AVENUE, 34TH FLOOR
                               NEW YORK, NEW YORK 10017
                                    (212) 826-2530

(Address, including zip code, and telephone number, including area code of registrant's principal executive offices)

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                      ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

                                    Not Applicable


                            ITEM 2.  ACQUISITION OF ASSETS

                                    Not Applicable


                         ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

                                    Not Applicable


               ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

                                    Not Applicable


                                ITEM 5.   OTHER EVENTS

    On January 14, 1997, Granite Broadcasting Corporation ("Granite") announced that it intends to commence a private offering of securities to raise funds to consummate the previously announced acquisition of WXON-TV, the WB affiliate serving Detroit, Michigan. A copy of the press release issued by Granite on January 14, 1997 is attached hereto as Exhibit 1 and hereby incorporated by reference herein.


                   ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

                                    Not Applicable


                     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

    C.   Exhibits.

         1.   Press Release, dated January 14, 1997.


                           ITEM 8.   CHANGE IN FISCAL YEAR

                                    Not Applicable

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              ITEM 9. SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S

                                    Not Applicable







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    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             GRANITE BROADCASTING CORPORATION




Dated:  January 15, 1997     By:   /s/ Lawrence I. Wills
                                -----------------------------------------------
                                  Name: Lawrence I. Wills
                                  Its:  Vice President -- Finance and Controller








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                                    EXHIBIT INDEX


         1.   Press Release, dated January 14, 1997.

























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